Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the quarterly report on Form 10-Q of Arch Wireless, Inc. (the “Company”) for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, C. Edward Baker, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

    (1)        the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2)        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2003	/s/ C. Edward Baker, Jr. —————————————— C. Edward Baker, Jr. Chairman and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Arch Wireless, Inc. and will be retained by Arch Wireless, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.